                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         GREATER ROME BANCSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                         GREATER ROME BANCSHARES, INC.
                          1490 Martha Berry Boulevard
                              Post Office Box 5271
                           Rome, Georgia  30162-5271
                                  706/295-9300
                            Fax Number 706/295-2580



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD MAY 15, 1997



To the Shareholders of Greater Rome Bancshares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Greater Rome Bancshares, Inc. (the "Company") will be on Thursday, May 15, 1997, at
4:00 p.m. at the Holiday Inn, Highway 411 East, Rome, Georgia for the following purposes:

     (a) To elect eleven directors to the Board of Directors to serve terms until the next annual meeting or until their successors are qualified and elected;

     (b) To approve the action of the Board of Directors of the Company under which options are to be granted to the non-employee directors to purchase common stock in the Company; and

     (c) To consider such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign, and return the enclosed form of proxy as soon as possible in the enclosed postage paid reply envelope. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.

                              By Order of the Board of Directors,



                              Robert L. Berry
                              Secretary
April 16, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
  THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO
              ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                         GREATER ROME BANCSHARES, INC.
                          1490 Martha Berry Boulevard
                              Post Office Box 5271
                           Rome, Georgia  30162-5271


                    ---------------------------------------
                    PROXY STATEMENT FOR 1997 ANNUAL MEETING
                            TO BE HELD MAY 15, 1997
                    ---------------------------------------



          VOTING, REVOCABILITY OF PROXY APPOINTMENTS AND SOLICITATION
          -----------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greater Rome Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 15, 1997, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Greater Rome Bank (the "Bank"), without additional compensation, may solicit proxies in favor of the proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of proxies for the Annual Meeting.

This Proxy Statement and the form of proxy are first being mailed to shareholders on or about April 16, 1997. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the proposals described on the form of proxy.

Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Robert L. Berry, Secretary of the Company, at the main office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

The close of business on March 31, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the authorized capital stock of the Company consisted of (a) 10,000,000 shares of common stock, $.01 par value (the "Common Stock"), with 700,000 shares issued and outstanding and (b) 100,000 shares of a special class of stock, $1.00 par value per share ("Special Stock") with no shares issued and outstanding. Each issued and outstanding share of Common Stock is entitled to one vote.

Directors are elected by a plurality of shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

                             ELECTION OF DIRECTORS
                             ---------------------

The Board of Directors has nominated the eleven persons named below to serve as
directors of the Company.   All of the nominees are currently directors of the
Company and the Bank. The following table sets forth certain information with respect to the directors, nominees, and executive officers of the Company and the Bank.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ELEVEN
                             NOMINEES NAMED BELOW.

                                   Director
Name                         Age    Since    Position with Company/Bank (a)
----                         ---   --------  -------------------
Robert L. Berry               49     1995    Director, Secretary of the Company

Thomas D. Caldwell, III       58     1995    Chairman, President and Chief
                                               Executive Officer
Gene G. Davidson, M.D.        53     1995    Director

Henry Haskell Perry           59     1995    Director

Bradford Lee Riddle           58     1995    Vice-Chairman and Director

M. Wayne Robinson             41     1995    Director

Dale G. Smith                 34     1995    Director

Paul E. Smith                 68     1995    Director

W. Fred Talley                51     1995    Director

Martha B. Walstad             45     1995    Director

Frank A. Brown, Jr.           48     1996    Director


(a) Unless otherwise noted, the positions are with both the Company and the Bank.

Biographical information concerning the directors and executive officers of the Company and the Bank is set forth below.

Robert L. Berry, a Director of the Company and the Bank since inception, is a resident of Rome, Georgia, and has been a partner with the law firm of Brinson, Askew, Berry, Seigler, Richardson and Davis for more than the past twenty years.

Thomas D. Caldwell, III, a Director and the Chief Executive Officer and President of the Company and Bank since inception, is a life long resident of Rome, Georgia and a veteran businessman with over thirty years of experience in the Rome area. From December 1987 until May 1994, Mr. Caldwell was employed as Vice President and Senior Credit Officer at the Georgia State Bank of Rome. Prior to his time with the Georgia State Bank, Mr. Caldwell was co-owner of Caldwell-Marlin Company, a company specializing in originating and servicing lease receivables for banks in north Georgia and south central Tennessee. Mr. Caldwell also served as Assistant Vice President and Mortgage Loan Officer for nine years for National City Bank of Rome.

Gene G. Davidson, M.D., a Director of the Company and Bank since inception, is a practicing physician and has lived in Rome since 1976. For more than the past six years he has been President of the Northwest Georgia Internal Medicine

Practice Group in Rome, Georgia. Dr. Davidson is on the Board of Trustees of the Redmond Regional Medical Center Hospital and is on the Board of Directors of IDK Technologies, Inc. of New Orleans, Louisiana.

Henry Haskell Perry, a Director of the Company and Bank since inception, is a life long resident of Rome, Georgia and has owned and operated a commercial and residential heating and air contracting business, North Georgia Equipment Company, Inc., since 1970.

Bradford Lee Riddle, a Director of the Company and the Bank since inception, was born in Rome and has been associated with Riddle Office Products since 1963.
Mr. Riddle currently serves as President and Chief Executive Officer of Riddle Office Products in Rome. He also serves as either an officer or director of office supply companies in Canton, Carrollton, Calhoun, and Griffin, Georgia, as well as Fort Payne and Birmingham, Alabama. Additionally, Mr. Riddle serves as President of Eastbridge Gallery, a home furniture store in Rome.

M. Wayne Robinson, a Director of the Company and Bank since inception, is a life-long resident of Rome, Georgia. He is the owner and President of M. Wayne Robinson Builder/Developer, Inc. which was established in 1979 for the building and developing of residential and commercial properties.

Dale G. Smith, a Director of the Company and the Bank since inception, a resident of Rome since 1980 and was a director and the President of UNIGLOBE Preferred Travel, Inc., a travel agency located in Rome, Georgia from 1986 until November 1994. Since November 1994, Mr. Smith has managed his personal investments.

Paul E. Smith, a Director of the Company and Bank since inception, is a graduate of Berry College and a resident of the Rome community for over fifty years. He has served as the representative for District 12 in the Georgia Legislature since 1985. Additionally, Mr. Smith owns North Georgia Turf Grasses and serves as Secretary of the Floyd County Farm Bureau.

W. Fred Talley, a Director of the Company and Bank since inception, has been a resident of Rome, Georgia for over thirty years. He is a Georgia licensed
funeral director and served as the Floyd County Coroner for 25 years.   Mr.
Talley is President and Founder of Fred Talley's Parkview Chapel Funeral Home which he established in 1989.

Martha Berry Walstad, a Director of the Company and the Bank since inception, is a life-long resident of Rome, Georgia. Ms. Walstad joined her family's business, Rome Machinery & Foundry Co., Inc., in 1978 where she served as Executive Vice President and National Sales Manager until 1992. Since 1992, Ms. Walstad has been a licensed real estate agent involved in development and management of land and rental properties in Blue Ridge, Georgia and Rome, Georgia.

Frank A. Brown, Jr., a Director of the Company and the Bank since March 14, 1996 is a life-long resident of Rome. Mr. Brown has been employed by Cooper, Brown & Currie Insurance Co. since 1972 and currently serves as its President.

                               EXECUTIVE OFFICERS

The following table sets forth certain information with respect to executive officers of the Bank who are not listed above.


                                   Officer
Name                         Age    Since    Position with Bank
----                         ---   --------  ------------------

E. Grey Winstead, III         43    1995     Chief Financial Officer and
                                                 Secretary of the Bank

John W. Branam                44    1996     Senior Loan Officer of the Bank


E. Grey Winstead, III, the Chief Financial Officer and Corporate Secretary of the Bank since inception, is a resident of Summerville, Georgia. Mr. Winstead has been the chief financial officer of several community banks in metropolitan Atlanta since 1981, after three years of public accounting with Deloitte & Touche (formerly Deloitte Haskins & Sells) in Atlanta. He is a licensed certified public accountant, a member of the American Institute of Certified Public Accountants and a member of the Georgia Society of Certified Public Accountants.

John W. Branam, the Senior Loan Officer of the Bank since July 15, 1996, has been a resident of Rome since 1989. His career in banking dates back to 1976
and has included all aspects of community bank lending and administration.   Mr.
Branam was Vice-President of Consumer Banking at Home Federal Savings Bank of Rome, prior to its acquisition by First Union, and was the President of the Bank of Adairsville prior to joining the Bank. His community involvement in Rome has included being President of the Armuchee Optimist Club, Director of the Rome/Floyd County Chapter of the American Red Cross, graduate of the 1995 Leadership Rome Class XII, and member of the Rome/Floyd County Chamber of Commerce.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996, its directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table provides certain summary information concerning compensation paid or accrued by the Company and the Bank to the President and Chief Executive Officer for the years ended December 31, 1996, 1995 and 1994. None of the Company's or Bank's other executive officers earned over $100,000 in salary and bonus during the year ended December 31, 1996.

                        Summary Compensation Table/(1)/
                        -------------------------------

                                                Annual Compensation           Long-Term Compensation
                                                -------------------           -----------------------
                                                           Other Annual        Securities Underlying
Name and Principal Position     Year         Salary        Compensation           Options/SAR's (#)
---------------------------     ----        -------      ---------------      ------------------------
Thomas D. Caldwell, III         1996        $67,625           /(2)/                   25,000
President and Chief             1995        $50,000        $6,740/(3)/
Executive Officer               1994        $27,077        $4,997/(4)/

(1) The Company has not paid bonuses to executive officers nor awarded any restricted stock or long-term incentives other than stock options. Accordingly, columns relating to bonuses and such awards have been omitted.

(2) Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under SEC regulations. The Company has not paid any bonuses to executive officers, therefore columns relating to such compensation have been omitted.

(3)  This amount includes $5,000 in car allowance and $1,740 in club dues.

(4)  This amount includes $3,805 in car allowance and $1,192 in club dues.

                               STOCK OPTION PLAN

At the 1996 annual shareholders meeting, the shareholders of the Company adopted the Company's 1996 Stock Incentive Plan (the "Plan") pursuant to which officers and key employees of the Company and the Bank may be granted a variety of forms of equity-based compensation including incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, performance unit awards, phantom share awards and stock awards, subject to the rules set forth in the Plan. This Plan is designed to provide the Company and the Bank with the flexibility to structure appropriate incentives to attract and
retain officers and key employees.   The number of shares of the Company's
Common Stock authorized to be issued pursuant to the Plan is 105,000.   Exercise
of these awards could have a dilutive effect on the shareholders' interest in the Company's earnings and book value.

The following table sets forth information regarding the grant of stock options
to the Company's Chief Executive Officer during 1996.   The options vested 20%
on January 2, 1997 and the remainder will vest 20% per year on January 2 of each year, until fully vested.

                       Option Grants in Last Fiscal Year
                       ---------------------------------

                                      Number of               Percent of Total Options
                                Underlying Securities         Granted to Employees in     Exercise Price   Expiration
           Name                    Options Granted                 Fiscal Year              ($/share)         Date
           ----               --------------------------      ------------------------    --------------   ----------
Thomas D. Caldwell, III                25,000                          39.7%                 $10.00         1/2/2007

The following table contains information, with respect to the Company's Chief Executive Officer, concerning unexercised options held as of December 31, 1996. No options were exercised in the last fiscal year.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
   --------------------------------------------------------------------------
                                     Values
                                     ------

                           Number of Unexercised Options at        Value of Unexercised In-the-Money
                                    Fiscal Year End                   Options at Fiscal Year End
                           --------------------------------       ----------------------------------
         Name              Exercisable       Unexercisable         Exercisable         Unexercisable
         ----              -----------       --------------        -----------         -------------
Thomas D. Caldwell, III       5,000             20,000                $0.00                $0.00

                             DIRECTOR COMPENSATION

The Company and the Bank will not pay directors' fees in the initial years of operation. As a condition to the DBF's approval of the Bank's charter application and the Company's application to become a bank holding company, the DBF has required that no directors' fees be paid until the Bank has earned a cumulative profit.

                             EMPLOYMENT AGREEMENTS

On January 3, 1995, Thomas D. Caldwell, III the President and Chief Executive Officer of the Company and the President and Chief Executive Officer of the Bank entered into an employment agreement with the Company (the "Employment Agreement"). The following is a summary of the material terms of the Employment Agreement. Mr. Caldwell's employment is to continue for an indefinite term.

The Employment Agreement is terminable by either the Company or Mr. Caldwell with sixty days prior notice to the other party. In addition, the Company may immediately terminate Mr. Caldwell's employment under certain circumstances.

The Employment Agreement provides for a base salary of $70,000 with bonuses in such amounts and in such form as the Executive Committee of the Company's Board of Directors shall determine. Pursuant to the Employment Agreement, the Company pays Mr. Caldwell a $500 monthly car allowance and certain of his health insurance premiums and club dues. The Company also provides him with such other benefits that it may provide to its other officers and/or employees in such form and amount as the Company's Board of Directors may determine.

The Employment Agreement also provides that Mr. Caldwell shall not disclose certain confidential information during the period of his employment with the Company and for a five year period following the termination of his employment. Pursuant to the Employment Agreement, Mr. Caldwell may not compete with the Company or the Bank by accepting employment with another banking institution located within Floyd County, Georgia for a 24-month period following the termination of his employment with the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table sets forth as of the date of this report, certain information regarding the beneficial ownership of Common Stock by (i) each person known by the Company to be a beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director and named executive officer and (iii) all directors and executive officers of the Company and the Bank as a group:

                                                                  PERCENTAGE OF
           NAME OF BENEFICIAL             SHARES BENEFICIALLY     COMMON STOCK
              OWNER /(1)/                        OWNED         BENEFICIALLY OWNED
----------------------------------------  -------------------  -------------------

Robert L. Berry /(2), (5)/                      18,875                2.70%
Frank A. Brown, Jr /(2)/                        15,000                2.14%
Thomas D. Caldwell, III /(3)/                   30,000                4.26%
Gene G. Davidson, M.D /(2), (6)/                29,752                4.25%
Henry Haskell Perry /(2), (7)/                  11,000                1.57%
Bradford Lee Riddle /(2), (8)/                  11,000                1.57%
M. Wayne Robinson /(2), (9)/                    22,835                3.26%
Dale G. Smith /(2)/                             12,000                1.71%
Paul E. Smith /(2)/                             25,800                3.69%
W. Fred Talley /(2), (10)/                      20,600                2.94%
Martha B. Walstad /(2), (11)/                   15,000                2.14%
All directors and executive officers as
 a group (13 persons) /(4)/                     216,562              30.59%

-------------------

       (1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to dispose or direct the disposition of such securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

       (2) Excludes the vested portion (700 shares) of stock options granted to non-employee directors, which vested on January 9, 1997, subject to receipt of shareholder approval and which are to be voted upon at the 1997 annual meeting.

       (3) Includes the vested portion (5,000 shares) of stock options granted in 1996 under the 1996 Stock Incentive Plan, which vested 20% on January 2, 1997.

       (4) Includes the vested portion (8,000 shares) of stock options granted in 1996 to executive officers under the 1996 Stock Incentive Plan but excludes the vested portion (7,000 shares) of stock options granted in January 1997 to non-employee directors, subject to receipt of shareholder approval at the 1997 annual meeting.

       (5) Includes (a) 5,000 shares owned by BAB Real Estate, a real estate investment partnership, of which Mr. Berry is a partner with 12.5% ownership interest, and as to which voting and investment powers are shared by the partners, and (b) 1,000 shares owned by his children and 500 shares owned by his wife, as to which voting and investment powers are shared.

       (6) Includes 3,675 shares owned by his wife, as to which voting and investment powers are shared.

       (7) Includes 400 shares held in trust for minors by his wife, as to which voting and investment powers are shared, and 600 shares held in North Georgia Equipment Co., Inc. Profit Sharing Plan.

       (8) Includes 1,000 shares owned by his wife, as to which voting and investment powers are shared.

       (9) Includes 400 shares held in trust for minors by his wife, as to which voting and investment powers are shared, and 2,371 shares owned by his wife, as to which voting and investment powers are shared.

       (10) Includes 600 shares owned by his wife, as to which voting and investment powers are shared.

       (11) Includes 5,000 shares owned by her husband, as to which voting and investment powers are shared.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectability nor
present other unfavorable features to the Company or the Bank.   During 1996,
business transactions greater than $60,000 with directors and executive officers or their related interests were as follows:

During 1996, the Bank purchased office supplies, furniture and equipment from Riddle Office Products (the trade name of Riddle, Inc., an office products supply company, owned and operated by Bradford Lee Riddle), in the total amount of $77,003. Competitive bids were obtained on $46,721 of this amount for the purchase of furniture to be used primarily in the operations area of the new bank building. While the new building was being constructed, the Bank was operated from temporary facilities. The Bank obtained favorable lease terms from Riddle Office Products on office furniture used in the temporary facilities and paid a total of $16,578 on these leases in 1996. The remaining $13,703 was for office supplies. The Bank shops prices on major supply items to make sure that pricing obtained from Riddle Office Products are competitive.

                    STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS
                    ---------------------------------------

On January 9, 1997, the Board of Directors of the Company granted options to purchase shares of Common Stock to the non-employee directors of the Company and the Bank subject to approval by shareholders at the 1997 Annual Meeting (collectively, the "Options"). Each of the ten non-employee directors was awarded an Option to purchase 3,500 shares at $10.00 per share. The full text of the form of option award is set forth in Appendix A to this Proxy Statement.

The Board of Directors of the Company considered a number of issues before granting the Options. In connection with the opening of the new Bank, the Board agreed not to pay director fees until the Bank was cumulatively profitable. The non-employee directors have contributed considerable efforts in establishing the Bank and making it operational and have assumed potential personal liability in their capacities as directors of a new bank and holding company. The Options provide a compensatory opportunity which should serve to align further the interests of these directors with the interests of shareholders by encouraging actions that over the long term will enhance shareholder value. In addition, this type of opportunity should provide the Bank and Company with a means of retaining the present group of non-employee directors and receiving the benefit of their future efforts. After granting these awards, no director's beneficial ownership exceeds 5.0% of the total outstanding shares.

While the Board of Directors of the Company had the authority to grant the Options without shareholder approval, the directors did not want to take such action without shareholder knowledge and approval.

The Board of Directors of the Company has reserved a total of 35,000 shares of Common Stock for issuance of the Options, subject to adjustment as provided therein. The Board of Directors seeks shareholder approval of the Options and if shareholder approval is not obtained, then the Options will be deemed null and void.

The following description of the Options is qualified in its entirety by reference to the applicable provisions of the form of option award which is set forth in Appendix A to this Proxy Statement.

                             TERMS OF THE OPTIONS

ELIGIBILITY. The Options have been granted only to those ten non-employee directors of the Bank and Company serving as such on January 9, 1997.

OPTION TERMS. Each Option provides a right to purchase up to 3,500 shares of Common Stock at a per share purchase price of $10.00. Each Option vests in 20% annual increments commencing with the date of grant, although the Options would become fully vested in the event of a change in control (as defined in the form of stock option award).

PAYMENT. The purchase price must be paid in the form of cash, certified check or with previously owned shares of Common Stock or through a cashless exercise with a broker.

TRANSFERABILITY. The Options are nontransferable except by will or the laws of descent and distribution and are generally exercisable only by the optionee during his or her lifetime.

EXPIRATION OF OPTIONS. Each Option is for a term of ten years, subject to earlier termination if the optionee ceases to serve upon the Board of Directors of the Company or the Bank or in the event of certain changes in control.

CERTAIN REORGANIZATIONS. The number of shares of Common Stock reserved for issuance under the Options, together with the option exercise price, are subject to adjustment in the event of subdivisions or combinations of shares of Common Stock, stock dividends, mergers, consolidations, reorganizations, extraordinary dividends or similar events.

In the event of certain changes in control of the Company, as defined in the form of option award, the Company has the right, upon notice to an optionee of an outstanding and unexercised Option, to cash-out all or any portion of the unexercised portion of the option.

AMENDMENT. An Option can not be amended without the approval of both the Company and the optionee.

                                BENEFITS TABLE

The following summary information concerning the benefits to be provided under the Options is set forth in a tabular format for convenience of review:



                     GREATER ROME BANCSHARES, INC. OPTIONS



Name and Position                   Number of Option Shares
-----------------                   -----------------------

Thomas D. Caldwell, III                          0

Executive Group                                  0

Non-Executive Director Group                35,000

Non-Executive Officer Employee Group             0

                               TAX CONSEQUENCES

The following discussion outlines generally the federal income tax consequences of the Option grants. Individual circumstances may vary and each optionee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Options.

An optionee will not recognize income upon the grant of an Option or at any time prior to the exercise of the Option or a portion thereof. At the time the optionee exercises an Option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the Option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of an Option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the Option was exercised.

Special rules apply to an optionee who exercises an Option by paying the exercise price, in whole or in part, by the transfer of previously owned shares of Common Stock to the Company.

                             SHAREHOLDER APPROVAL

Approval of the Options requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the 1997 Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         THE APPROVAL OF THE OPTIONS.

                                 OTHER MATTERS
                                 -------------

The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directorsand approval of the stock options awarded to non-employee directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

If you cannot be present at the meeting in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

                               ACCOUNTING MATTERS
                               ------------------

Porter Keadle Moore, LLP, independent public accountants, audited the financial statements of the Company and the Bank for the year ended December 31, 1996. A representative of Porter Keadle Moore, LLP, is expected to be present at the annual meeting to respond to appropriate questions and to make a statement, if the representative desires to do so.

April 16, 1997

                                   APPENDIX A


              FORM OF STOCK OPTION AWARD TO NON-EMPLOYEE DIRECTORS

                         GREATER ROME BANCSHARES, INC.
                        NON-QUALIFIED STOCK OPTION AWARD


     THIS AWARD is made as of the Grant Date by GREATER ROME BANCSHARES, INC. (the "Company") to ____________________________________ (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant Date:  ____________________.

     B.   Type of Option:  Non-Qualified Stock Option.

     C. Option Shares: All or any part of 3,500 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     D. Exercise Price: $ 10.00 per share, subject to adjustment as provided in the attached Terms and Conditions.

     E.   Option Period:   The Option may be exercised only during the Option
          Period which commences on the Grant Date and ends on the earliest of
          (a) the tenth (10th) anniversary of the Grant Date; (b) the later of the date (i) 30 days following the date the Optionee ceases to be a director of the Company or any subsidiary for any reason other than retirement at age 65, death or permanent and total disability or (ii) nine months following the date the Optionee ceases to be a director of the Company or any subsidiary due to retirement at age 65, death or permanent and total disability; or (c) the date of any cash-out of the Option, as contemplated by Section 6(b) of the attached Terms and Conditions; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     F. Vesting Schedule: The Option Shares shall become vested in accordance with the attached Vesting Schedule. All or a portion of the Option Shares may become vested on an earlier date as provided in the attached Terms and Conditions.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.


                              GREATER ROME BANCSHARES, INC.


                              By:
                                 ------------------------------

                              Title:
                                    ---------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                         GREATER ROME BANCSHARES, INC.
                        NON-QUALIFIED STOCK OPTION AWARD


   1.   Exercise of Option.  Subject to the provisions provided herein or in the
        ------------------
Award:

        (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

        (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

   2.   Purchase Price.  Payment of the Purchase Price for all Option Shares
        --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

        (a) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price; or

        (b) if the Common Stock is then traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Board of Directors of the Company of instructions in a form acceptable to the Board of Directors of the Company regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

   3.   Vested Option Shares.  The Option Shares shall become vested in the
        --------------------
manner provided in the Vesting Schedule attached hereto; provided, however, that all Option Shares shall become vested no later than ten (10) days prior to the effective date of a Change in Control (as defined in the Greater Rome Bancshares, Inc. 1996 Stock Incentive Plan and as the same may be amended from time to time hereafter), or any earlier date specified by the Board of Directors of the Company in writing to the Optionee subsequent to or contemporaneously with a determination by the Board of Directors of the

Company that a Change in Control is imminent.

   4.   Rights as Shareholder.  Until the stock certificates reflecting the
        ---------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as otherwise provided herein.

   5.   Restriction on Transfer of Option and of Option Shares.  The Option
        ------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

    6.  Changes in Capitalization.
        -------------------------

        (a) Except as provided in Subsection (b) below, if the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of an ordinary stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Board of Directors of the Company, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

        (b) In the event of a merger, consolidation, reorganization, extraordinary dividend or other change in the corporate structure of the Company, including a Change in Control, or tender offer for shares of Common Stock, the Board of Directors of the Company shall provide for an appropriate adjustment to the Option or provide for the substitution of a new option which adjustment or substitution shall be consistent with the event requiring the adjustment or substitution; provided, however, in the event the Company will not be the surviving entity as a result of the event and the surviving entity does not agree to the adjustment or substitution, the Board of Directors of the Company may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then fair market value of a share of Common Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the Change in Control.

        (c) The existence of the Option granted pursuant to the Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Board of Director's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

   7.   Special Limitation on Exercise.  No purported exercise of the Option
        ------------------------------
shall be effective without the approval of the Board of Directors of the Company, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Board of Directors, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

   8.   Legend on Stock Certificates.  Certificates evidencing the Option
        ----------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein.

   9.   Governing Laws.  This Award and the Terms and Conditions shall be
        --------------
construed, administered and enforced according to the laws of the State of Georgia.

   10.  Successors.  This Award and the Terms and Conditions shall be binding
        ----------
upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

   11.  Notice.  Except as otherwise specified herein, all notices and other
        ------
communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

   12.  Severability.  In the event that any one or more of the provisions or
        ------------
portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

   13.  Entire Agreement.  The Award and the Terms and Conditions express the
        ----------------
entire understanding of the parties with respect to the Option.

   14.  Violation.  Any transfer, pledge, sale, assignment, or hypothecation of
        ---------
the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

   15.  Headings and Capitalized Terms.  Section headings used herein are for
        ------------------------------
convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions.

   16.  Specific Performance.  In the event of any actual or threatened default
        --------------------
in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

   17.  No Right to Continued Employment.  The award of Option Shares hereunder
        --------------------------------
shall not be construed as giving the Optionee the right to continued to be retained as a member of the Board of Directors of the Company or any subsidiary.

   18.  Shareholder Approval.  The award of Option Shares hereunder is subject
        --------------------
to the approval of the stockholders of the Company and in the event stockholder approval is not obtained within twelve months of the Grant Date, then the grant of the Award shall be deemed null and void.

                                   EXHIBIT 1
                                   ---------

                             NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                COMMON STOCK OF
                         GREATER ROME BANCSHARES, INC.

                               Name
                                   ----------------------------------------
                               Address
                                      -------------------------------------

                               --------------------------------------------

                               Date
                                   ----------------------------------------



Greater Rome Bancshares, Inc.
1490 Martha Berry Boulevard
Rome, Georgia  30162-5271
Attn:  Corporate Secretary

Re:  Exercise of Non-Qualified Stock Option

Gentlemen:

   Subject to acceptance hereof by Greater Rome Bancshares, Inc. (the "Company"), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under that certain Non-Qualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 199__ (the "Exercise Date").

   On or before the Exercise Date, I will pay the applicable purchase price as follows:

   [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Greater Rome Bancshares, Inc.

   [ ] by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

   [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

   [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

   As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

   If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

        The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

        I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

        The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

        I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

        I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

        The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

        The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

        I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

        I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

        I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

        The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

   I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                        Very truly yours,


                                        ---------------------------------------

AGREED TO AND ACCEPTED:

GREATER ROME BANCSHARES, INC.


By:
   --------------------------

Title:
      -----------------------

Number of Shares
Exercised:
          -------------------

Number of Shares
Remaining:                              Date:
          -------------------                ----------------------------------

                                   SCHEDULE I
                        TO GREATER ROME BANCSHARES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                Vesting Schedule
                                ----------------

   "Vested Shares" means only that percentage of the number of shares of Common Stock subject to the Option as to which the Option becomes exercisable following completion of the years of service indicated in the schedule below.




         Percentage of Shares       Years of Service
        Which are Vested Shares     after Grant Date
        -----------------------     ----------------
                 20%                        0
                 40%                        1
                 60%                        2
                 80%                        3
                 100%                       4




Notwithstanding the foregoing Vesting Schedule, the Option shall become fully vested and exercisable during the Option Period if and when the Optionee retires on or after age 65.

_______________

   1.  Construction.  (a)  For purposes of the Vesting Schedule, Optionee shall
       ------------
be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as a director of the Company or a subsidiary.

   (b) The right of Optionee to vest in Common Stock shall cease upon the termination of his or her service as a director of the Company or a subsidiary, whether by reason of death, permanent and total disability or otherwise and, thereafter, no further shares shall become Vested Shares; and the Option shall be exercisable during the Option Period specified in the Award.

                         GREATER ROME BANCSHARES, INC.
                          1490 Martha Berry Boulevard
                              Post Office Box 5271
                           Rome, Georgia  30162-5271

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GREATER ROME BANCSHARES, INC. (THE "COMPANY") FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 1997 (THE "ANNUAL MEETING").

The undersigned hereby appoints Thomas D. Caldwell, III and Bradford Lee Riddle, and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournments therof, on the following matters:

1.   Election of Directors

[ ]  FOR all nominees listed below            [ ] WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

Robert L. Berry, Frank A. Brown, Thomas D. Caldwell, III, Gene G. Davidson, Henry Haskell Perry, Bradford Lee Riddle, M. Wayne Robinson, Dale G. Smith, Paul
E. Smith, W. Fred Talley, Martha B. Walstad

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write that nominee's name below.)


--------------------------------------------------------------------------------
2.   Approval of options to non-employee directors

[ ]  FOR                 [ ]  AGAINST             [ ]  ABSTAIN

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

When this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified above. If no choice is specified, it will be voted for the election of the nominees listed above and for approval of the options to non-employee directors.

      PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.

Date:
     ----------------------------------       --------------------------------
                                                  (Signature of Shareholder)

     (shareholder name & number of shares
      label to be placed here)                --------------------------------
                                                  (Signature of Shareholder)

Note: When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.